EXHIBIT 99.1

Ryan Beck Investor Conference December 7, 2006 Legacy Bancorp NASDAQ Listed: LEGC

This presentation is for informational purposes only and does not constitute an offer to sell shares of common stock of Legacy Bancorp, Inc. For more information, please refer to the Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarter ended September 30, 2006. 2 NASDAQ Listed: LEGC

This presentation contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to changes in market interest rates, loan prepayment rates, the business and financial condition of borrowers of construction and commercial real estate loans and the economic viability of projects financed, economic conditions in Western Massachusetts, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company's local markets; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing and services. The Company disclaims any intent or obligation to update forward-looking statements, whether in response to new information, future events or otherwise. Please refer to the Company's most recent Securities and Exchange Commission Form 10-K filed by the Company for the year ended December 31, 2005 for further information about "Risk Factors" that may affect the Company's actual future results. Forward Looking Statement 3 NASDAQ Listed: LEGC

Corporate Overview 175-year community banking history City Savings Bank acquired Lee National Bancorp - 1997 Mutual Bancorp merged with Lenox Financial Services - 1998 Merged subsidiary banks to form Legacy Banks - 2001 Full/Standard Mutual-to-Stock Conversion - October 2005 4 NASDAQ Listed: LEGC

Corporate Overview Headquartered in Pittsfield, MA Berkshire County 10 offices Loan production office in New York Capital District 165 Employees Serving 19,388 households Principal lines of business Consumer Banking Commercial Banking Wealth Management Insurance and Investment Products 5 5 NASDAQ Listed: LEGC

Market Demographics Berkshire County Population 131,868 Growth segments, although modestly declining overall Households 56,006 FDIC Summary of Deposits - Berkshire County 12 banks, 56 offices, $2.8 billion in deposits Legacy ranked 2nd with 17.8% market share Albany-Schenectady-Troy MSA in New York Strategic expansion target Population 890,015 Growing modestly Households 350,284 6 NASDAQ Listed: LEGC

* Source: FDIC, Data as of June 30, 2006. Berkshire County Market Share 7 Total Total Percent of Deposits Market Parent Branch in Market Share Deposits Rank Institution Type Count ($000) (%) (%) 1 Berkshire Bank (MA) Savings Bank 13 939,985 33.57 65.28 2 Legacy Banks (MA) Bank 10 498,867 17.81 100.00 3 TD Banknorth NA (ME) Bank 9 289,413 10.33 1.21 4 Hoosac Bank (MA) Bank 2 191,334 6.83 59.64 5 Pittsfield Co-operative Bank (MA) Savings Bank 4 175,289 6.26 100.00 6 Lee Bank (MA) Bank 3 173,064 6.18 78.07 7 South Adams Savings Bank (MA) Savings Bank 3 151,103 5.40 100.00 8 Adams Co-operative Bank (MA) Savings Bank 3 141,042 5.04 100.00 9 Williamstown Svgs Bk (MHC) (MA) Bank 1 135,505 4.84 40.36 10 Citizens Bank of Massachusetts (MA) Bank 4 51,475 1.84 0.05 11 Lenox National Bank (MA) Bank 2 40,562 1.45 100.00 12 Salisbury Bank & Trust Co. (CT) Bank 2 12,837 0.46 3.99 Totals 12 56 2,800,476 100.00 NASDAQ Listed: LEGC

Corporate Culture Strong governance Embrace growth and change Strong asset quality Strong risk management Developing sales culture Service excellence Performance-based compensation Community Skilled and experienced management team 8 NASDAQ Listed: LEGC

Assets 2001 2002 2003 2004 2005 2006* East 607 593 635 681 778 805 * Through Sept. 30 9 NASDAQ Listed: LEGC

Loans 2001 2002 2003 2004 2005 2006 * East 383 372 466 505 548 575 Loans net of reserves * Through Sept. 30 10 NASDAQ Listed: LEGC

Loan Mix Residential RE Fixed Residential RE Variable Home Equity Consumer & Other Commercial RE National Commercial RE Local C & I 9/30/2006 177.8 144.6 60.1 5.5 77.4 91.1 22.4 11 NASDAQ Listed: LEGC

Credit Quality 2001 2002 2003 2004 2005 2006 * East 0.0027 0.0052 0.0029 0.0026 0.0012 0.0008 NPL to Total Assets Net Charge-offs (Recoveries) to Average Loans Outstanding 2001 2002 2003 2004 2005 2006 * East 0.0004 0.0001 0.0005 0.0016 0.0009 -0.0006 * Through Sept. 30 12 NASDAQ Listed: LEGC

Credit Quality Legacy Bancorp, Inc. 1 NE/Mid-Atlantic Thrifts 2 Nationwide Thrifts 2 NPA's/Assets 0.08% 0.19% 0.22% NPL's/Loans 0.11% 0.27% 0.24% LLR/NPL 749.36% 267.13 284.57% LLR/Loans 0.81% 0.78% 0.86% 1 Legacy ratios as of 09/30/06. 2 Source: SNL Database. Includes all public banks and thrifts. Data as of 09/30/06. 13 NASDAQ Listed: LEGC

Deposits 2001 2002 2003 2004 2005 2006 * East 448 419 423 451 474 507 * Through Sept. 30 14 NASDAQ Listed: LEGC

Deposit Mix Regular Savings Demand & Misc. Deposits Life Path NOW & Money Market Certificates 9/30/2006 54.2 51.1 88.1 96 217.8 15 NASDAQ Listed: LEGC

Net Income 2001 2002 2003 2004 2005 2006 * GAAP Income 3244 1753 2990 3554 -2235 3397 Core Income 3134 2774 3481 3483 4465 3301 * Through Sept. 30 16 NASDAQ Listed: LEGC

Revenue Mix Net Interest Income Service Fees Asset Management BOLI Insurance G(L) Securities G(L) Loans Misc. 9/30/2006 17889.0622 1994 739 142 122 152 124 32 17 NASDAQ Listed: LEGC

Efficiency Ratio 2001 2002 2003 2004 2005 2006 * GAAP Efficiency 75.9 84.5 75.2 73.8 104.2 73.9 Core Efficiency 78.1 82 74.8 73.7 69.9 73.9 * Through Sept. 30 18 NASDAQ Listed: LEGC

Peer Group Comparison Legacy Bancorp, Inc. 1 Medians Mid-Atlantic & New England Thrifts 2 Medians National Thrifts 2 Price/Earnings 28.36x 18.49x 16.28x Price/Book 109.44% 134.83% 138.45% Price/Tang Book 111.75% 138.24% 143.61% 1 Pricing ratios are based on the closing price of $15.88 as of 11/17/06. 2 Source: SNL Database for the latest reported twelve month period. Includes public companies with $500M to $1.5B in assets. Pricing ratios are based on closing prices as of 11/17/06. Excludes MHC's and merger targets. 19 NASDAQ Listed: LEGC

Strategic Imperatives Growth and change Opportunities within and beyond the Berkshires 50 to 100 mile radius Organic, de novo, and acquisition Expand sales culture corporate-wide Improve efficiency Revenue growth Six Sigma Results driven Service excellence Community outreach and leadership 20 NASDAQ Listed: LEGC

Stock Performance IPO September 2005 @ $10/share Raised $92 million net Trading began October 26, 2006 NASDAQ symbol: LEGC Valuation November 17, 2006: $15.88/share $163.7 million Consistent dividend record 21 NASDAQ Listed: LEGC

Investment Attributes Strategically positioned geographically Strong management and director teams Strong asset quality and risk management Consistent loan and deposit growth "Legacy" is well established local brand Well capitalized Attractive valuation 22 NASDAQ Listed: LEGC

Questions & Thank You Legacy Bancorp 23 NASDAQ Listed: LEGC